Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Amgen Inc. 144A


Date Purchased:			11/15/04


Price Per Share:		$99.80


Shares Purchased
by the Portfolio *:		290


Total Principal Purchased
by the Portfolio *:		$289,428.70


% of Offering Purchased
by the Portfolio:		0.02900%


Broker:				Morgan Stanley & Co. Inc.

Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Genl. Motors Accept Corp.


Date Purchased:			11/17/04


Price Per Share:		$99.43


Shares Purchased
by the Portfolio *:		190


Total Principal Purchased
by the Portfolio *:		$188,918.90


% of Offering Purchased
by the Portfolio:		0.010900%


Broker:				Morgan Stanley & Co. Inc.


Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Wellpoint Inc. 144A


Date Purchased:			12/6/04


Price Per Share:		$99.79


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$99,794.00


% of Offering Purchased
by the Portfolio:		0.03330%


Broker:				Bank of America

Member:				Co - Manager




Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Fifth Third Bank


Date Purchased:			1/24/05


Price Per Share:		$99.97


Shares Purchased
by the Portfolio *:		1,000


Total Principal Purchased
by the Portfolio *:		$999,680.00


% of Offering Purchased
by the Portfolio:		0.2000%


Broker:				Goldman Sachs

Member:				Co - Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			European Investment Bank


Date Purchased:			2/24/05


Price Per Share:		$99.89


Shares Purchased
by the Portfolio *:		740


Total Principal Purchased
by the Portfolio *:		$739,171.20


% of Offering Purchased
by the Portfolio:		0.02000%


Broker:				RBC Capital Market

Member:				Co - Lead Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Diageo Capital PLC


Date Purchased:			4/29/05


Price Per Share:		$99.66


Shares Purchased
by the Portfolio *:		885


Total Principal Purchased
by the Portfolio *:		$882,017.55


% of Offering Purchased
by the Portfolio:		0.12000%


Broker:				JP Morgan Chase Manhattan Bank

Member:				Co - Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Telecom Italia Capital


Date Purchased:			9/21/05


Price Per Share:		$99.90


Shares Purchased
by the Portfolio *:		410


Total Principal Purchased
by the Portfolio *:		$409,581.80


% of Offering Purchased
by the Portfolio:		0.06000%


Broker:				Lehman Brothers Inc., F.I. Corp.

Member:				Joint Lead Manager